UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Lineage Cell Therapeutics, Inc.

(Exact name of registrant as specified in charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(442) 287-8990

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	LCTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 30, 2021, Lineage Cell Therapeutics, Inc. (“Lineage”) issued a press release announcing updated interim results from its ongoing Phase 1/2a clinical study of its lead product candidate, OpRegen® that were presented at the 54th Annual Scientific Meeting of the Retina Society. A copy of the press release is attached as Exhibit 99.1 to this report.

The information contained in this Item 7.01, including in Exhibit 99.1 to this report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission (“SEC”) made by Lineage, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On September 30, 2021, Lineage announced updated interim results from its ongoing Phase 1/2a clinical study of its lead product candidate, OpRegen, that were presented at the 54th Annual Scientific Meeting of the Retina Society (the “Scientific Meeting”). OpRegen is an investigational allogeneic retinal pigment epithelium (RPE) cell transplant therapy in development for the treatment of dry age-related macular degeneration (AMD), or atrophic AMD.

The Phase 1/2a study enrolled 24 patients into four cohorts, all of whom had bilateral, advanced, atrophic AMD. The first three cohorts enrolled only legally blind patients with best corrected visual acuity (BVCA) of 20/200 or worse. The fourth cohort enrolled 12 better vision patients (BCVA from 20/65 to 20/250 with smaller mean areas of geographic atrophy (GA)). OpRegen was transplanted into the subretinal space, near or across the area of GA of each patient’s worse seeing eye. Post-treatment, the patients are evaluated at specified intervals in accordance with the study protocol, including at approximately 9, 12 and 15 months post-transplant (referred to as Month 9, Month 12 and Month 15, respectively). Interim results from the study include Month 9 data from all 12 patients in Cohort 4.

Data presented at the Scientific Meeting showed that, as Cohort 4 patients progressed in the post-treatment period, eyes that received OpRegen trended toward improvement in BVCA, a secondary objective of the study, assessed by change in the number of letters read on the Early Treatment Diabetic Retinopathy Study (ETDRS) chart, while the untreated eyes typically lost visual acuity, as is expected with dry AMD, a progressive disease. Differences in visual acuity between treated and untreated eyes (mean change (SEM) in Cohort 4 patient BCVA) became statistically significant beginning at Month 9 (n = 12, P=0.0085), as determined via 2-sided Wilcoxon Signed Rank using NCSS, LLC statistical software, and continued to demonstrate statistical significance at Month 12 (n = 7, P = 0.0220) and Month 15 (n = 6, P = 0.0273). These data, together with previously reported data from detailed analyses of multimodal imaging, including optical coherence tomography (OCT), which showed evidence of retinal tissue restoration in areas previously considered to be atrophic, suggest OpRegen therapy has the potential to both halt or reverse the expansion of GA and provide clinically meaningful improvements in visual function for dry AMD patients.

Overall, OpRegen has been well tolerated in the Phase 1/2a study and there have been no new, unexpected ocular or systemic adverse events or serious adverse events. Though the Phase 1/2a study is open-label, not randomized or placebo-controlled and relatively small in size, Lineage believes data from the study to date strongly support further, late-stage clinical development of OpRegen as a potential treatment for dry AMD with GA.

Cautionary Statement Regarding Forward-Looking Statements

Lineage cautions you that all statements, other than statements of historical facts, contained in this report, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “can,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “suggest,” or the negative version of these words and similar expressions. Such statements include, but are not limited to, statements relating to the potential benefits of treatment with OpRegen in dry AMD patients with GA, the significance of interim Phase 1/2a clinical study data reported to date, including the findings of retinal restoration from OCT analyses, late-stage clinical development of OpRegen, and the potential for OpRegen to demonstrate in a pivotal clinical trial an ability to provide safe and effective treatment of dry AMD with GA. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Lineage’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this press release, including risks and uncertainties inherent in Lineage’s business and other risks in Lineage’s filings with the SEC. Lineage’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Further information regarding these and other risks is included under the heading “Risk Factors” in Lineage’s periodic reports with the SEC, including Lineage’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC and its other reports, which are available from the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Lineage undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date: September 30, 2021	By:	/s/ George A. Samuel
	Name:	George A. Samuel
	Title:	General Counsel and Corporate Secretary